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                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



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Date of Report (Date of earliest event reported):  November 10, 1999 (November 1, 1999)
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                                XETA Corporation
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             (Exact name of registrant as specified in its charter)

          Oklahoma                  0-16231                73-1130045
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(State or other jurisdiction      (Commission            (IRS Employer
      of Incorporation)           File Number)        Identification No.)


    1814 West Tacoma, Broken Arrow, Oklahoma            74012
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    (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:        918-664-8200
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                                 Not Applicable
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            (Former name or address, if changed since last report.)


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Item 5.  Other Events

         On November 1, 1999, the Company announced that it entered into two separate stock purchase agreements to purchase all of the issued and outstanding stock of privately held U.S. Technologies Systems, Inc., a Missouri corporation "(UST"), with UST's two owners, Mark A. Martin and Lawrence J. Hopp. The aggregate purchase price is approximately $26 million in cash and 150,000 shares of XETA common stock. Included in the purchase price is a $3 million hold back, $1 million of which will be held for two years as security against damages from any breach of Mr. Martin's representations and warranties, and $2 million of which is a contingent earn-out to be paid to Mr. Martin only upon UST's achievement of certain performance goals during the first two years following closing of the transaction. The stock purchase agreements contain customary representations, warranties, covenants, indemnities and closing conditions, including satisfactory completion of due diligence and receipt of approval by the Company's Board of Directors. The agreements provide for closing prior to December 15, 1999.

         UST is headquartered in St. Louis, Missouri and is an authorized "BCS BusinessPartner" dealer of Lucent Technologies, Inc. The Company's plan to acquire UST is part of its previously announced strategy to expand into the commercial market for voice and data technology. At closing, Mr. Martin, who will remain in St. Louis, will enter into a separate employment agreement to function as the President of the Company's Commercial Channel Division.

         The Company issued a press release with respect to the signing of these stock purchase agreements on November 1, 1999, a copy of which is attached as
Exhibit 99 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

         The following is filed as an Exhibit to this Report.

             Exhibit No.               Description

             (99)                      News Release Issued November 1, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     XETA Corporation
                                     (Registrant)

Dated:   November 10, 1999           By: /s/ Jack R. Ingram
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                                        Jack R. Ingram, Chief Executive Officer


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                                  EXHIBIT INDEX


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       SEC No.    Description                                                       Page
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         (1)      Underwriting Agreement - None.

         (2) Plan of acquisition, reorganization, arrangement, liquidation or succession - N/A (will be filed as Exhibit to Item 2 Form 8-K filing upon closing of transaction).

         (4) Instruments defining rights of security holders, including indentures - previously filed as Exhibits 3.1, 3.2 and 3.3 to the registrant's Registration Statement on Form S-1, Registration No. 33-7841.

         (16)     Letter on change in certifying accountant - N/A.

         (17)     Letter on director resignation - N/A.

         (20)     Other documents or statements to security holders - None.

         (23)     Consents of experts and counsel - N/A

         (24)     Power of attorney - None.

         (27)     Financial Data Schedule - N/A.

         (99)     Additional exhibits.

                  NEWS RELEASE DATED NOVEMBER 1, 1999.                                     4
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